Recoverable taxes	12 Months Ended
Dec. 31, 2022
Disclosure Of Tax Receivables Explanatory [Abstract]
Recoverable taxes
9	Recoverable taxes

The Company records tax credits incurred in the operation and when it is entitled to these credits. The Company pays tax on services and sales, known as ICMS, which is a state level value-added tax levied on the sale of goods and the provision of services at each phase of production and sales. In the Brazilian states where the Company operates, and for most of the products in our sales mix, the ICMS tax substitution regime applies. Under the tax substitution regime, the responsibility for paying upfront taxes due on the entire production and sales chain for certain products is primarily that of the manufacturers and, in some cases (depending on the tax system applicable in each state and for each product) can be our responsibility. In the tax substitution regime, the tax is collected on the sale of the products and transferred to the government. The Company records the taxes paid upfront under the tax substitution regime in accordance with the accrual basis in the cost of goods sold. PIS (Programa de Integração Social) and COFINS (Contribuição para o Financiamento da Seguridade Social) (federal taxes on gross revenues) is recognized as a credit in the same account at which the credits are calculated.

During 2022, the Company recorded monetary correction credits in the amount of R$109, resulting from the existence of a judicial discussion regarding the reimbursement of ICMS-ST.

The estimate of future recoverability of these tax credits is made based on growth projections, operational matters and the consumption of the credits in the operation.

		As of December 31,
	Note	2022	2021
State tax credits – ICMS	9.1	1,210	1,153
Social Integration Program and Contribution for Social Security Financing - PIS/COFINS	9.2	587	370
Social Security Contribution - INSS		90	54
Income tax and social contribution		74	61
Others		21	8
Total		1,982	1,646
Current		1,055	876
Non-current		927	770

9.1	ICMS - State VAT tax credits

Since 2008, the Brazilian States have been substantially amending their local laws aiming at implementing and broadening the ICMS tax replacement system. The referred system implies the prepayment of ICMS throughout the commercial chain, upon goods outflow from a manufacturer or importer or their inflow into the State. The expansion of such system to a wider range of products traded at retail is based on the assumption that the trading cycle of these products will end in the State, such that ICMS is fully owed to such State.

To supply its stores, the Company maintains distribution centers strategically located in certain states and the Federal District, which receive goods with the ICMS of the entire commercial chain already prepaid (by force of tax replacement) by suppliers or the Company, and then, goods are sent to locations in other States. This interstate remittance entitles the Company to a refund reimbursement of prepaid ICMS, the ICMS of commercial chain paid upon acquisition is converted into a tax credit to be refunded, pursuant to each State’s laws.

The refund process requires evidence through tax documents and digital files of transactions made, entitling the Company to such a refund. Only after ratification by State tax authorities and/or the compliance with specific ancillary obligations aiming to support such evidence that credits can be used by the Company, which occur in periods after these are generated.

Since the number of items traded at the retail subject to tax replacement has been continuously increasing, the tax credit to be refunded by the Company has also grown. The Company has been realizing referred credits with authorization for immediate offset with those credits due in view of its operations, through the special regime, also other procedures regulated by state rules.

With respect to credits that cannot yet be immediately offset, the Company’s management, based on a technical recovery study, based on the future expectation of growth and consequent compensation with taxes payable arising from its operations, believes that its future compensation is viable. The studies mentioned are prepared and periodically reviewed based on information extracted from the strategic planning previously approved by the Company’s Board of Directors.

As of December 31, 2022, the Company’s management has monitoring controls over adherence to the annually established plan, reassessing and including new elements that contribute to the realization of the ICMS balance to be recovered, as shown in the table below.

Year	Amounts
In 1 year	543
From 1 to 2 years	298
From 2 to 3 years	93
From 3 to 4 years	77
From 4 to 5 years	61
More than 5 years	138
Total	1,210

9.2	PIS and COFINS credit

On March 15, 2017, the Federal Supreme Court (“STF”) recognized the unconstitutionality of the inclusion of ICMS in the PIS and COFINS calculation base. On May 13, 2021, the STF judged the Declaration Embargoes in relation to the amount to be excluded from the calculation basis of the contributions, which should only be the ICMS paid, or if the entire ICMS, as shown in the respective invoices.

The STF decided to modulate the effects of the decision, providing those taxpayers who distributed lawsuits before March 15, 2017, or who had administrative proceedings in progress before that same date, would have right to take advantage of the past period. As the decision was rendered in a process with recognized general repercussions, the understanding reached is binding on all judges and courts. The Company filed a lawsuit on October 31, 2013, having obtained a favorable decision and a final and unappealable decision on July 16, 2021, thus allowing the recognition of the credit for the period covered by the lawsuit.

In 2021, in line with the final decision, the Company processed the calculation in accordance with the rules defined by the STF and definitively recorded its right in the amount of R$216 (R$175 in net revenue and R$41 in financial result, arising from monetary correction), contemplating the period covered by the lawsuit from 2008 to 2016.

Currently, the Company, based on the favorable judgment of the STF, has been recognizing the exclusion of ICMS from the PIS and COFINS calculation basis based on the same assumptions mentioned above.

Expected realization of PIS and COFINS credits

In related to the recoverable PIS and COFINS credits, the Company’s management, based on a technical recovery study, considering future growth expectations and consequent offset against debts from its operations, projects its future realization. The mentioned studies are prepared and periodically reviewed based on information obtained from the strategic planning previously approved by the Company’s Board of Directors. For the financial statements as of December 31, 2022, the Company’s management has monitoring controls over the adherence to the annually established plan, reassessing and including new elements that contribute to the realization of the recoverable PIS and COFINS balance, as shown in the table below:

Year	Amounts
In 1 year	366
From 1 to 2 years	221
Total	587